UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

Technology Solutions Company
 (Exact name of registrant as specified in its charter)

Delaware	0–19433	36-3584201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Monroe Street Suite 2600 Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 228-4500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 11, 2008, Technology Solutions Company (the “Company”) issued a press release relating to its financial results for the fourth quarter ended December 31, 2007. The press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K (Results of Operation and Financial Condition).

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

99.1	Text of Press Release, dated March 11, 2008, titled Technology Solutions Company Announces 2007 Fourth Quarter Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: March 12, 2008

By: /s/ TIMOTHY G. ROGERS
Timothy G. Rogers
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated March 11, 2008, titled Technology Solutions Company Announces 2007 Fourth Quarter Financial Results